OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	August 31, 2011
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .18.9
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland			EH1 2ES
(Address of principal executive offices)			(Zip code)

Jacqui Hughes c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-479-4785

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2008 to April 30, 2009

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

MCBT Pan European Select Fund

ANNUAL REPORT
APRIL 30, 2009

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2009

OBJECTIVE  Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australasia and the Far East.

LAUNCH DATE  July 1, 1994

FUND SIZE  $63.2m

PERFORMANCE  Total return from May 1, 2008 through April 30, 2009

•MCBT Opportunistic EAFE Fund	–44.3%
•Morgan Stanley Capital International (MSCI) EAFE Index	–42.4%

Annualized total return from May 1, 2004 through April 30, 2009

•MCBT Opportunistic EAFE Fund	+0.6%
•Morgan Stanley Capital International (MSCI) EAFE Index	+1.1%

Annualized total return from May 1, 1999 through April 30, 2009

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+0.3%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	–0.4%
•Morgan Stanley Capital International (MSCI) EAFE Index	+0.4%

Annualized total return from July 1, 1994 through April 30, 2009

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+3.6%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+2.9%
•Morgan Stanley Capital International (MSCI) EAFE Index (a)	+3.1%

  (a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

The graph below (in 000s) represents what the value of an initial investment of $1 million in the Fund made on May 1, 1999 would have been at each of the Fund's subsequent 10 fiscal year-ends through April 30, 2009, including all transaction fees, if any. The table also shows, for comparison purposes, the hypothetical value of a $1 million investment with an annual return equal to that of the Morgan Stanley Capital International (MSCI) EAFE Index for each of the same periods.

Performance shown is net of all fees after reimbursement from Martin Currie Inc. (the "Investment Manager" or "Martin Currie"). Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been waived by the Investment Manager during the period shown. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase and 75 basis

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2009

points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective June 28, 2000. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO COMMENTS   Overall, this was a dire period for global equities. It was also an especially challenging period for the fund. The key call in 2008 was a macro assessment of the global economy. The last four months of 2008 ensured that anything but an apocalyptic view was foiled by the extent and pace of the economic decline. It is hard to find a data point that didn't reach dire historic levels during that period. In the aftermath of Lehman Brothers' collapse in mid-September, the seizure of the credit markets greatly impaired any effort to create economic activity or value an asset. The result was the worst market since the 1930s.

In this environment, our process struggled. We are fundamental bottom-up stockpickers, weighing company analysis above economic forecasting as the determinant of value and opportunity. We manage portfolios in a growth-biased style and within set risk parameters. We make no secret of the fact that our approach will struggle at points of inflection; however we have never before experienced a period where the inflection occurred almost overnight. This left our analysis and market expectations struggling to reflect the full extent of the new economic reality. Our risk systems, like those across the industry, could not capture the scale and violence of the market reaction.

Throughout 2008 we re-examined the principles underlying our investment approach. We have also spent time assessing the lessons to be learnt from the year, and examining whether we missed any indicators that should have prompted a repositioning of our portfolio and could have resulted in a different relative outcome.

We concluded that the principles underlying our investment process remain sound. For lessons to be learned or indicators missed, the critical period was July. Here, the dramatic repositioning of the portfolio required to prepare for the final four months of 2008 would have necessitated a macro overruling of our process. At this point we were expecting economic deterioration and were focusing on long-tail projects in our industrial exposure. We did not, however, anticipate the magnitude or speed of the deterioration, nor did we identify the full consequences of the money markets closing. This became apparent only in the aftermath of the Lehman debacle, and set the tone for markets and economies up until March.

Over the period as a whole, our weakest holdings included a number of financials: Lloyds TSB, Société Générale, DnB Nor and National Bank of Greece. Energy-related holdings also did poorly as oil prices fell sharply in the latter months of 2008. Here, Seadrill, Tecnicas Reunidas, Boart Longyear and Gazprom all detracted from returns. In the telecom sector, Millicom, China Mobile, France Telecom, BT Group and Vodafone also worked against us. The fund's strongest performers over the year included IT group Autonomy, miner Rio Tinto, gaming group Nintendo, Takeda Pharmaceutical, Bank of China and China Life.

While the fund's performance was poor over 2008, it has improved markedly in 2009. Over the first four months of the year, the fund has outperformed its benchmark. After a

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2009

poor year, this is encouraging. We are encouraged, too, by the increasingly evident discrimination that the market is showing. This bodes well for a stockpicking strategy such as ours.

OUTLOOK

Markets remain uncertain. The sharp rebound in March and April is the third rally of more than 20% since last summer. It is tempting to believe that this latest rally has more foundation to it, coming as it does after announcements on quantitative easing from the US and UK, among others, and the hefty stimulus packages proposed by a number of countries worldwide.

The past month has seen some improvement in economic data, with a number of key figures (covering orders, industrial production, housing sales and consumer confidence) better than the extremely pessimistic consensus estimates. There has also been a thaw in the credit markets, and there is growing evidence of companies being able to access capital through equity and bond issues.

Given the progress in the credit markets, we are cautiously optimistic. While the relief rally in beaten-up financials has been painful in the short term, we are confident that our focus on the strongest franchises with the ability to gain market share will work well in the long term. We remain aware, however, that the current inventory correction may lose momentum as levels normalize. While the deterioration in many economic indicators appears to be slowing, unemployment is worsening worldwide, and this, along with spiraling budget deficits, may constrain any rebound in growth prospects. The indebted public sector and chastened financial system are also likely to keep growth at subdued levels for some time. We are positioning the portfolio to outperform in such an environment.

INVESTMENT MANAGER PROFILE  James Fairweather, a member of the team that has primary responsibility for the day-to-day management of the Fund, spent three years with Montague Loebl Stanley & Co. as an institutional sales and economics assistant. He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in our Far East, North American and continental European investment teams. Appointed a director in 1987, James became head of our continental European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for our investments in emerging markets. James was promoted to chief investment officer in 1997.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT APRIL 30, 2009

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Europe
Banco Santander SA	(Spain)	3.8
Nestle SA	(Switzerland)	3.3
HSBC Holdings PLC	(United Kingdom)	3.0
Allianz SE	(Germany)	2.9
Roche Holding AG	(Switzerland)	2.8
Rio Tinto PLC	(United Kingdom)	2.7
BP PLC	(United Kingdom)	2.7
Vodafone Group	(United Kingdom)	2.7
Eni S.p.A	(Italy)	2.7
E. ON AG	(Germany)	2.6

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2009

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies.

LAUNCH DATE  February 14, 1997

FUND SIZE  $214.8m

PERFORMANCE  Total return from May 1, 2008 through April 30, 2009

•MCBT Global Emerging Markets Fund	–45.4%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index	–42.7%

Annualized total return from May 1, 2004 through Apri1 30, 2009

•MCBT Global Emerging Markets Fund	+10.0%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index	+11.5%

Annualized total return from May 1, 1999 through April 30, 2009

•MCBT Global Emerging Markets Fund (excluding all transaction fees)	+8.0%
•MCBT Global Emerging Markets Fund (including all transaction fees)	+7.1%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index	+8.6%

Annualized total return from February 14, 1997 through April 30, 2009

•MCBT Global Emerging Markets Fund (excluding all transaction fees)	+4.9%
•MCBT Global Emerging Markets Fund (including all transaction fees)	+4.1%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (a)	+4.5%

  (a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

The graph below (in 000s) represents what the value of an initial investment of $1 million in the Fund made on May 1, 1999 would have been at each of the Fund's subsequent 10 fiscal year-ends through April 30, 2009, including all transaction fees, if any. The table also shows, for comparison purposes, the hypothetical value of a $1 million investment with an annual return equal to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index for each of the same periods.

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2009

trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

PORTFOLIO COMMENTS  In a dire year for all asset classes, emerging markets generally underperformed their developed counterparts. As the global financial crisis unfolded, investors grew increasingly risk-averse, entailing huge capital outflows from emerging regions.

The speed and severity of the downturn in markets made this a very difficult period for bottom-up investors like the fund; the panic selling was largely indiscriminate, and the fund underperformed its benchmark. The main detractors included Chinese and Hong Kong property stocks, commodity-related positions in Russia (notably Gazprom) and real estate holdings in Latin America. Among the positives, AES Tiete, a Brazilian utility, performed consistently strongly, as did Taiwan Semiconductor, the highest-quality company in its troubled industry. Domestically oriented stocks in Korea and India also did well.

Over the period, we adopted a more defensive stance, buying consumer-staples stocks such as India's Hindustan Unilever and pharmaceuticals companies such as South Africa's Aspen. As the oil price collapsed, we sold commodity-related stocks, including Sasol in South Africa and Indonesia's Bumi Resources. In the last few months we have reduced our weighting in telecommunications and increased our position in financials. We remain overweight in companies that benefit from domestic demand and underweight in heavier exporters.

Emerging markets have several key strengths: low financial gearing, responsible monetary policies and comfortable fiscal balances. These remain powerful anchors for economies and corporations. However, the severity of the global recession will not leave emerging markets unscathed, and the outlook for many is extremely challenging. The highly attractive valuation levels do provide some encouragement and support, and we believe we have reached a point were the downside can be better defined. The main challenge now is to understand the timing and shape of an eventual recovery.

OUTLOOK

In most countries, GDP growth will likely be negative in 2009. The slowdown in Europe, the Middle East and Africa ("EMEA") and Latin America has been pronounced in the last five months; Asia was the first region to face the crisis, due to the export-oriented nature of its economies. Domestic demand has been declining in all regions. This is necessary for managing the external balance, as exports have been in decline for a prolonged period. We have, as a result, seen current account deficits narrowing already, thus easing some of the funding problems.

We are in the middle of an unprecedented phase of global monetary easing. In emerging markets, central banks have more room for further rate cuts, whereas the developed countries are resorting to alternative methods to stimulate their economies. We expect global consumption to remain at subdued levels, however, as consumers in the US and Europe are carrying an unbearable amount of debt; we need to see savings ratios increase. Furthermore, confidence will be further hit by quickly deteriorating employment markets.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2009

We struggle to identify any fundamental economic data justifying a more sustained market rally or, more importantly, an inflection point. We are concerned that the consensus view of a dramatic economic recovery in the second half of the year may prove too optimistic.

Weighing these problems against the market's discount mechanisms, we maintain our cautious but constructive outlook and positioning. Despite the rally in cyclical stocks in the spring, our investment focus continues to be on high-quality franchises with a strong link to robust domestic consumption. Such companies should be well positioned to survive and prosper in difficult credit conditions. As we have highlighted in previous quarters, the fund continues to retain a major underweight in the industrials and materials sectors. We are also underweight in the Taiwanese and Indian banking sectors, where leverage is high and funding issues may intensify. We do have large overweight positions in consumer, telecommunication and healthcare sectors. In these industries, and across the regions, we continue to find attractive stocks with a combination of strong balance sheet and cashflow generation, favourable strategic positioning, good medium- and long-term growth opportunities and reasonable valuations.

INVESTMENT MANAGER PROFILE  Dariusz Sliwinski is a director of Martin Currie and speaks Polish, Russian, English and Italian. Dariusz initially received a master's degree in electronic engineering before working in a number of different industries in post-communist Poland. After gaining an MBA from SDA Bocconi in Milan, Dariusz became an investment manager in 1994. He initially worked with Powszechny Bank Gospodarczy Investment Fund, moving to Consortium Raiffeisen Atkins in 1995 to become a senior investment manager.

Dariusz joined Martin Currie's emerging markets team in 1997. He was initially responsible for managing emerging European mandates, and assumed responsibility for our EMEA portfolios in 2001. In December 2002, he was appointed manager of two flagship funds - MCBT Global Emerging Markets and an emerging markets open-end fund offered to non-US investors.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT APRIL 30, 2009

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Latin America
Petroleo Brasileiro SA, ADR	(Brazil)	4.0
Pacific Basin
CNOOC Ltd.	(China)	3.7
Samsung Electronics Co., Ltd.	(South Korea)	3.7
China Life Insurance Co., Ltd., H Shares	(China)	3.3
Taiwan Semiconductor Manufacturing Co., Ltd.	(Taiwan)	3.2
China Mobile Ltd.	(China)	2.9
China Construction Bank Corp., H Shares	(China)	2.3
Europe
Gazprom OAO, ADR	(Russia)	2.8
LUKOIL, ADR	(Russia)	2.6
Other Areas
Bharti Airtel Ltd.	(India)	2.7

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT APRIL 30, 2009

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in developed European countries, including the United Kingdom.

LAUNCH DATE  June 6, 2002

FUND SIZE  $29.0m

PERFORMANCE  Total return from May 1, 2008 through April 30, 2009

•MCBT Pan European Select Fund	–55.8%
•Morgan Stanley Capital International (MSCI) European Index	–45.0%

Annualized total return from May 1, 2004 through April 30, 2009

•MCBT Pan European Select Fund	+0.8%
•Morgan Stanley Capital International (MSCI) European Index	+1.5%

Annualized total return from June 6, 2002 through April 30, 2009

•MCBT Pan European Select Fund	+6.8%
•Morgan Stanley Capital International (MSCI) European Index	+3.6%

The graph below (in 000s) represents what the value of an initial investment of $1 million in the Fund made on June 6, 2002 would have been at each of the Fund's subsequent 7 fiscal year-ends through April 30, 2009, including all transaction fees, if any. The table also shows, for comparison purposes, the hypothetical value of a $1 million investment with an annual return equal to that of the Morgan Stanley Capital International (MSCI) European Index for each of the same periods.

(a)  Inception date

Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT APRIL 30, 2009

PORTFOLIO COMMENTS  This was a dreadful 12 months for the markets in general - and for the European markets in particular. It was also an extremely difficult period for the fund, which underperformed considerably. Over the year to 30 April 2009, the portfolio returned –55.8% against the benchmark's –45%.

With macroeconomic trends dominating, the markets did not reward bottom-up stockpicking for most of the period. Commodity prices fell sharply during the second half of 2008, and many of the portfolio's worst-performing stocks suffered from sensitivity to resources (Petroleum Geoservices, FLSmidth, Kloeckner & Co). In a dire year for the financial sector, Anglo Irish Bank, Tullett Prebon, Vienna Insurance and 3i were also very weak. We sold all of these positions during the year, although we later reopened a position in Tullett. More generally, large-cap stocks held up better than mid-caps in the sell-off. Given our mid-cap focus, this was detrimental to our relative performance over the period.

Elsewhere in the portfolio, TomTom was hit with an impairment charge of just over 1 billion euros in the last quarter of 2008, linked to its acquisition of TeleAtlas; it had been on course to report a profit. Hochtief was another major detractor. This construction group actually did well in terms of earnings, but was unable to stop its share price from being pulled down with the global market - in large part because of a forced sale by Russian oligarch Oleg Deripaska. The strength of the group's operating performance, however, will stand it in good stead once global markets stabilise.

Four of the fund's top five performers were technology companies: Indra Sistemas, Autonomy, Tandberg and Gemalto. All four beat estimates when they reported earnings, but for very different reasons. Gemalto's bankcard business has seen some de-stocking in the short term, but is set to prosper as banks seek new customers. Because banks are some of Tandberg's main customers, it was adversely affected by the crisis, but this negative theme prevented the market from seeing other positive drivers (reduced travel budgets, gains in infrastructure equipment). Autonomy is benefiting from the financial crisis, as banks need its software to comply with new regulations, while Indra has been profiting from cost-cutting and its exposure to Latin America. French reinsurer Scor, boasting one of the most conservative balance sheets of any financial institution, also performed strongly, while Italian utility Terna demonstrated sound defensive qualities.

OUTLOOK

We believe that 2008 will prove in retrospect to have been most atypical. In the second half of the year, barely a month passed without the sort of dramatic 'game-changing' event which typically characterises a whole year. Up until 2008, our process had delivered strong performances year after year. Here again, 2008 was very much the exception. We believe that sticking to our process should allow us to resume our long-term trend of outperformance in 2009. We are not saying that 2009 will be a better year than 2008. The economic outlook is still very challenging. But as things stands, we doubt that we will see the sort of dramatic events and abrupt reversals in 2009 that we saw in 2008 for many years to come. While we certainly expect twists and turns in 2009, as we do in every year, we feel that we can address them with minor rather than dramatic changes.

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT APRIL 30, 2009

There are already some positive signs: the fund's relative performance has been very strong in 2009 so far. The past year was one in which our stockpicking investment approach struggled to adapt to the volatile lurch into the difficult environment in which we find ourselves today. We are hopeful that this year will be one in which the same investment approach takes advantage of, and benefits from, the changing environment. Our process - buying stocks which have strong balance sheets, which are cheaper than the market, which are growing faster than the market (or in the current context, whose earnings are holding up better than the market's), and above all which are experiencing positive change - appears to be working. It is leading us to stocks that are outperforming, and keeping us out of those that are underperforming. We have been able to find stocks that benefit from the current environment, and whose share prices benefit from the inefficiencies of the current market. This environment offers exciting opportunities for stockpicking. The overall market may be under pressure, but by maintaining a relatively small number of portfolio holdings, we have the luxury of being able to select only those stocks that we expect to outperform.

INVESTMENT MANAGER PROFILE  Stewart Higgins joined Martin Currie in 1987. He was a UK portfolio manager for three years before moving to the European desk in 1990. He has been managing pan-European portfolios since 1997. In 2008, he was appointed head of Europe. Stewart also co-manages our European mid-cap funds with Dr Eric Woehrling.

Dr. Eric Woehrling joined Martin Currie in 2000 to design the European mid-cap products, which he has managed with Stewart Higgins since their launch in June 2002. Eric is lead manager of the Martin Currie GF Pan-European Opportunities Fund, a winner of a Lipper Fund Award 2008 and an S&P award in 2007. Before his move to Martin Currie, Eric worked for Stewart Ivory from 1997. He worked on the UK and emerging markets desks, before moving to the European desk, where he specialized in European smaller companies.

MCBT PAN EUROPEAN SELECT FUND

PROFILE AT APRIL 30, 2009

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Europe
Gemalto NV	(Netherlands)	3.9
Terna-Rete Electtrica Nazionale S.p.A	(Italy)	3.9
SCOR SE	(France)	3.6
MTU Aero Engines Holding AG	(Germany)	3.6
Oriflame Cosmetics SA	(Luxembourg)	3.6
Tullett Prebon PLC	(United Kingdom)	3.5
Swedish Match	(Sweden)	3.5
Kazakhmys PLC	(United Kingdom)	3.5
Banco Espirito Santo SA	(Portugal)	3.2
Sonova Holding AG	(Switzerland)	3.2

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

	Shares	US$ Value
COMMON STOCKS† – 99.4%
EUROPE – 67.4%
CZECH REPUBLIC – 1.9%
CEZ	29,579	$1,222,528
TOTAL CZECH REPUBLIC – (Cost $1,688,986)		1,222,528
FRANCE – 8.7%
Alstom SA	14,758	934,041
Casino Guichard - Perrachon SA	15,563	979,533
France Telecom SA	51,834	1,156,970
GdF Suez	37,359	1,349,430
Sanofi-Aventis SA	17,912	1,037,321
TOTAL FRANCE – (Cost $7,112,222)		5,457,295
GERMANY – 8.1%
Allianz SE	19,483	1,797,754
E.ON AG	49,013	1,662,731
Siemens AG	15,708	1,060,569
Tognum AG	48,588	595,295
TOTAL GERMANY – (Cost $7,498,188)		5,116,349
ITALY – 4.0%
Eni S.p.A	77,064	1,677,297
Unione di Banche Italiane ScpA	62,018	861,588
TOTAL ITALY – (Cost $3,674,754)		2,538,885
NETHERLANDS – 3.7%
Gemalto NV*	35,384	1,121,257
Unilever NV	61,802	1,228,597
TOTAL NETHERLANDS – (Cost $2,566,194)		2,349,854
SPAIN – 5.2%
Banco Santander SA	249,826	2,403,060
Iberdrola Renovables SA	220,427	901,189
TOTAL SPAIN – (Cost $4,028,741)		3,304,249
SWEDEN – 3.3%
Atlas Copco AB	93,600	881,389
Hennes & Mauritz AB, Series B	26,450	1,191,908
TOTAL SWEDEN – (Cost $1,826,153)		2,073,297
SWITZERLAND – 10.3%
Credit Suisse Group AG	33,472	1,307,970
Nestle SA	62,658	2,050,995

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2009

	Shares	US$ Value
COMMON STOCKS† – Continued
EUROPE – Continued
SWITZERLAND – Continued
Roche Holding AG	14,180	$1,795,251
Zurich Financial Services AG	7,263	1,363,065
TOTAL SWITZERLAND – (Cost $7,336,294)		6,517,281
UNITED KINGDOM – 22.2%
Autonomy Corp. PLC*	63,306	1,340,155
Babcock International Group PLC	122,292	790,136
BAE Systems PLC	219,236	1,161,900
BHP Billiton PLC	66,775	1,406,677
BP PLC	239,852	1,712,030
Compass Group PLC	201,801	967,251
GlaxoSmithKline	89,724	1,392,370
HSBC Holdings PLC	264,228	1,878,205
Rio Tinto PLC	41,738	1,712,808
Vodafone Group	909,257	1,677,350
TOTAL UNITED KINGDOM – (Cost $14,346,122)		14,038,882
TOTAL EUROPE – (Cost $50,077,654)		42,618,620
JAPAN – 17.3%
Aisin Seiki Co., Ltd.	35,000	713,344
Canon, Inc.	43,200	1,292,233
East Japan Railway Co.	18,300	1,031,718
INPEX Corp.	135	852,819
Itochu Corp.	225,000	1,200,061
Mitsui Fudosan Co., Ltd.	88,000	1,102,900
Sekisui House Ltd.	135,000	1,159,450
Shin-Etsu Chemical Co., Ltd.	24,700	1,192,172
Sumitomo Mitsui Financial Group, Inc.	26,884	926,847
Toyota Motor Corp.	37,600	1,467,856
TOTAL JAPAN – (Cost $13,456,962)		10,939,400
LATIN AMERICA – 1.7%
BRAZIL – 1.7%
Petroleo Brasileiro SA, ADR	39,000	1,052,220
TOTAL BRAZIL – (Cost $1,055,415)		1,052,220
TOTAL LATIN AMERICA – (Cost $1,055,415)		1,052,220

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2009

	Shares	US$ Value
COMMON STOCKS† – Continued
PACIFIC BASIN – 13.0%
AUSTRALIA – 3.9%
CSL Ltd.	48,430	$1,211,464
Newcrest Mining Ltd.	56,538	1,230,204
TOTAL AUSTRALIA – (Cost $2,771,807)		2,441,668
CHINA – 3.9%
Bank of China Ltd.	3,304,000	1,236,328
China Life Insurance Co., Ltd., H Shares	338,000	1,199,347
TOTAL CHINA – (Cost $1,716,566)		2,435,675
HONG KONG – 2.1%
Sun Hung Kai Properties Ltd.	131,000	1,363,236
TOTAL HONG KONG – (Cost $1,758,724)		1,363,236
SINGAPORE – 1.6%
United Overseas Bank Ltd.	130,000	1,009,794
TOTAL SINGAPORE – (Cost $1,776,704)		1,009,794
SOUTH KOREA – 1.5%
Samsung Electronics Co., Ltd., GDR	4,132	937,964
TOTAL SOUTH KOREA – (Cost $951,548)		937,964
TOTAL PACIFIC BASIN – (Cost $8,975,349)		8,188,337
TOTAL COMMON STOCKS – (Cost $73,565,380)		62,798,577
	Principal Amount
SHORT-TERM INVESTMENTS – 0.2%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 05/01/2009 (a)	$107,000	107,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $107,000)		107,000
TOTAL INVESTMENTS – (Cost $73,672,380) – 99.6%		62,905,577
OTHER ASSETS LESS LIABILITIES – 0.4%		274,212
NET ASSETS – 100.0%		$63,179,789

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2009

Notes to Schedule of Investments:

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Aerospace & Defense 1.8%, Auto Parts 2.0%, Automobiles 2.3%, Bank Investment Contracts 3.5%, Banks 13.3%, Building & Construction 1.8%, Building Maintenance & Services 1.3%, Chemicals 1.9%, Computer Services 1.8%, Diversified 2.1%, Drugs & Health Care 4.1%, Electric Utilities 1.9%, Electronics 3.5%, Food & Beverages 6.6%, Import/Export 1.9%, Industrial Machinery 1.4%, Industrials 1.5%, Insurance 7.0%, Manufacturing 1.7%, Medical Products 4.5%, Mining 6.9%, Oil & Gas 2.7%, Oil Integrated 4.3%, Real Estate 3.9%, Retail 1.9%, Retail Grocery 1.6%, Software 2.1%, Telecommunications Services 4.5%, Transportation 1.6% and Utilities 4.0%.

*  Non-income producing security.

(a)  Repurchase agreement, dated 4/30/2009, due 5/01/2009 with repurchase proceeds of $107,000 is collateralized by Federal Home Loan Mortgage Corporation, 1.27% due 4/01/2011 with a market value of $110,138.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

	Shares	US$ Value
COMMON STOCKS† – 90.8%
AFRICA – 7.5%
SOUTH AFRICA – 7.5%
Aspen Pharmacare*	604,940	$3,086,319
Gold Fields	333,264	3,477,281
JD Group Ltd.	219,690	888,619
MTN Group Ltd.	178,743	2,343,132
Sasol Ltd.	52,845	1,610,158
Shoprite Holdings Ltd.	269,600	1,626,037
Standard Bank Group	326,827	3,184,320
TOTAL SOUTH AFRICA – (Cost $15,300,188)		16,215,866
TOTAL AFRICA – (Cost $15,300,188)		16,215,866
EUROPE – 8.5%
CZECH REPUBLIC – 1.7%
CEZ	85,813	3,568,920
TOTAL CZECH REPUBLIC – (Cost $4,190,090)		3,568,920
RUSSIA – 5.4%
Gazprom OAO, ADR	331,316	5,923,930
LUKOIL, ADR	125,766	5,609,164
TOTAL RUSSIA – (Cost $15,682,573)		11,533,094
TURKEY – 1.4%
Turkiye Is Bankasi	1,084,864	3,132,055
TOTAL TURKEY – (Cost $3,535,273)		3,132,055
TOTAL EUROPE – (Cost $23,407,936)		18,234,069
LATIN AMERICA – 14.7%
BRAZIL – 6.7%
PDG Realty SA Empreendimentos e Participacoes	500,200	4,707,334
Petroleo Brasileiro SA, ADR	320,436	8,645,363
Redecard SA	77,727	978,268
TOTAL BRAZIL – (Cost $16,893,978)		14,330,965
MEXICO – 5.2%
America Movil SAB de C.V.	2,672,700	4,379,000
Corporacion GEO SAB de CV, Series B*	2,520,700	3,286,441
Grupo Televisa SA	671,509	2,078,341
Kimberly-Clark de Mexico SAB de CV, Series A	423,437	1,544,260
TOTAL MEXICO – (Cost $13,036,815)		11,288,042

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2009

	Shares	US$ Value
COMMON STOCKS† – Continued
LATIN AMERICA – Continued
PERU – 2.8%
Compania de Minas Buenaventura SA, ADR	94,800	$2,005,968
Credicorp Ltd.	79,587	3,980,942
TOTAL PERU – (Cost $8,700,251)		5,986,910
TOTAL LATIN AMERICA – (Cost $38,631,044)		31,605,917
MIDDLE EAST – 3.0%
ISRAEL – 3.0%
Bezeq Israeli Telecommunication Corp. Ltd.	1,252,426	1,970,530
Teva Pharmaceutical Industries Ltd., ADR	99,600	4,371,444
TOTAL ISRAEL – (Cost $6,409,862)		6,341,974
TOTAL MIDDLE EAST – (Cost $6,409,862)		6,341,974
OTHER AREAS – 7.0%
INDIA – 7.0%
Bharti Airtel Ltd.*	389,082	5,887,379
Hero Honda Motors Ltd.	101,710	2,410,516
Hindustan Unilever Ltd.	461,004	2,170,597
Reliance Industries Ltd.	74,574	2,704,928
Sun Pharmaceutical Industries Ltd.	73,254	1,857,473
TOTAL INDIA – (Cost $18,286,214)		15,030,893
TOTAL OTHER AREAS – (Cost $18,286,214)		15,030,893
PACIFIC BASIN – 50.1%
CHINA – 17.9%
Bank of China Ltd.	13,094,000	4,899,659
China Citic Bank	6,591,000	3,036,093
China Construction Bank Corp., H Shares	8,478,000	4,955,496
China Life Insurance Co., Ltd., H Shares	1,978,000	7,018,664
China Mobile Ltd.	708,000	6,175,547
CNOOC Ltd.	7,163,000	8,022,508
Netease.com Inc., ADR*	142,300	4,294,614
TOTAL CHINA – (Cost $34,364,051)		38,402,581
HONG KONG – 2.4%
China Resources Land Ltd.	1,637,218	2,965,986
Hutchison Telecommunications Hong Kong Holdings Ltd.*	6,712,000	848,738
Hutchison Telecommunications International Ltd.	6,712,000	1,255,786
TOTAL HONG KONG – (Cost $4,934,886)		5,070,510

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2009

	Shares	US$ Value
COMMON STOCKS† – Continued
PACIFIC BASIN – Continued
INDONESIA – 0.4%
PT Telekomunikasi Indonesia, Series B	1,196,500	$887,343
TOTAL INDONESIA – (Cost $841,449)		887,343
MALAYSIA – 4.8%
Bumiputra-Commerce Holdings Berhad	1,493,343	3,376,801
Axiata Group Berhad*	3,344,022	2,066,531
Resorts World Berhad	4,630,600	3,147,767
Telekom Malaysia Berhad	1,589,900	1,706,016
TOTAL MALAYSIA – (Cost $12,257,693)		10,297,115
SOUTH KOREA – 13.9%
CJ CheilJedang Corp.	18,791	2,314,090
KB Financial Group, Inc.*	39,670	1,229,059
KT&G Corp.	77,825	4,282,498
NHN Corp.*	37,852	4,587,674
POSCO	12,275	3,798,266
Samsung Electronics Co., Ltd.	17,369	8,014,379
Samsung Fire & Marine Insurance Co. Ltd.	26,327	3,590,978
SK Telecom Co., Ltd.	15,151	2,166,959
TOTAL SOUTH KOREA – (Cost $34,499,772)		29,983,903
TAIWAN – 10.7%
Chinatrust Financial Holding Co., Ltd.	3,710,000	1,699,442
Chungwha Telecom	939,122	1,788,885
First Financial Holding Co., Ltd.	3,136,000	1,659,334
High Tech Computer	274,000	3,711,491
Hon Hai Precision Industry Co., Ltd.	1,335,330	3,859,814
MediaTek, Inc.	3,000	31,249
Taiwan Fertilizer Co., Ltd.	1,400,000	3,208,611
Taiwan Semiconductor Manufacturing Co., Ltd.	4,173,938	6,966,344
TOTAL TAIWAN – (Cost $20,889,708)		22,925,170
TOTAL PACIFIC BASIN – (Cost $107,787,559)		107,566,622
TOTAL COMMON STOCKS – (Cost $209,822,802)		194,995,341
PREFERRED STOCKS – 7.4%
LATIN AMERICA – 7.4%
BRAZIL – 7.4%
AES Tiete SA (shown in units of 1,000)	568,012	4,670,831
Banco Bradesco	96,007	1,188,163
Bradespar SA	144,500	1,776,420
Companhia Vale do Rio Doce	165,950	2,310,768

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2009

	Shares	US$ Value
PREFERRED STOCKS – Continued
LATIN AMERICA – Continued
BRAZIL – Continued
Itau Unibanco Banco Multiplo SA	349,476	$4,853,501
Telecomunicacoes de Sao Paulo SA	46,900	1,023,725
TOTAL BRAZIL – (Cost $14,442,818)		15,823,408
TOTAL LATIN AMERICA – (Cost $14,442,818)		15,823,408
TOTAL PREFERRED STOCKS – (Cost $14,442,818)		15,823,408
	Principal Amount
SHORT-TERM INVESTMENTS – 1.0%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 05/01/2009 (a)	$2,245,000	2,245,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $2,245,000)		2,245,000
TOTAL INVESTMENTS – (Cost $226,510,621) – 99.2%		213,063,749
OTHER ASSETS LESS LIABILITIES – 0.8%		1,718,089
NET ASSETS – 100.0%		$214,781,838

Notes to Schedule of Investments:

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Automobiles 1.1%, Banks 17.4%, Chemicals 1.5%, Computers 3.5%, Diversified 0.8%, Drugs & Health Care 4.4%, Electric Utilities 3.9%, Electronics 3.7%, Food & Beverages 1.1%, Gas & Pipeline Utilities 2.8%, Homebuilders 1.5%, Household Products 1.7%, Insurance 4.9%, Internet Services 2.1%, Metals 1.1%, Mining 2.5%, Multimedia 1.0%, Oil & Gas 3.7%, Oil - Refining And Marketing 1.3%, Oil Integrated 7.3%, Real Estate 3.6%, Retail 1.2%, Semi-Conductor Manufacturing Equipment 3.3%, Software 2.5%, Steel 1.8%, Telecommunications 3.3%, Telecommunications Equipment 0.9%, Telecommunications Services 10.8%, Tobacco 2.0%, Travel Services 1.5%.

*  Non-income producing security.

(a)  Repurchase agreement, dated 04/30/2009, due 05/01/2009 with repurchase proceeds of $2,245,001 is collateralized by Federal Home Loan Mortgage Corporation, 1.27% due 04/01/2011 with a market value of $2,292,863.

ADR  American Depositary Receipts.

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2009

	Shares	US$ Value
COMMON STOCKS† – 96.3%
AUSTRIA – 2.6%
Andritz AG	21,786	$746,857
TOTAL AUSTRIA – (Cost $605,226)		746,857
BELGIUM – 2.5%
UCB SA*	26,012	712,937
TOTAL BELGIUM – (Cost $788,183)		712,937
FINLAND – 3.0%
Kone Oyj	31,840	880,043
TOTAL FINLAND – (Cost $864,904)		880,043
FRANCE – 11.8%
Casino Guichard - Perrachon SA	11,073	696,933
SCOR SE	50,075	1,058,080
Teleperformance	28,172	818,358
UbiSoft Entertainment SA*	42,986	847,434
TOTAL FRANCE – (Cost $3,586,850)		3,420,805
GERMANY – 8.9%
Merck KGaA	9,771	878,458
MTU Aero Engines Holding AG	31,327	1,056,943
Rhoen Klinikum AG	30,946	651,839
TOTAL GERMANY – (Cost $2,341,687)		2,587,240
GREECE – 5.4%
OPAP SA	28,619	887,574
Public Power Corp. SA	34,664	672,824
TOTAL GREECE – (Cost $1,293,533)		1,560,398
ITALY – 3.8%
Terna - Rete Elettrica Nazionale SpA	346,902	1,118,778
TOTAL ITALY – (Cost $1,410,343)		1,118,778
LUXEMBOURG – 3.6%
Oriflame Cosmetics SA	24,200	1,055,921
TOTAL LUXEMBOURG – (Cost $799,191)		1,055,921
NETHERLANDS – 6.9%
Gemalto NV*	36,037	1,141,949
Imtech NV	54,849	862,140
TOTAL NETHERLANDS – (Cost $2,164,826)		2,004,089

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2009

	Shares	US$ Value
COMMON STOCKS† – Continued
NORWAY – 2.0%
Ship Finance International	66,578	$574,568
TOTAL NORWAY – (Cost $1,506,713)		574,568
PORTUGAL – 3.2%
Banco Espirito Santo SA	187,673	923,714
TOTAL PORTUGAL – (Cost $889,691)		923,714
SPAIN – 2.6%
EDP Renovaveis SA*	92,058	755,172
TOTAL SPAIN – (Cost $677,713)		755,172
SWEDEN – 5.5%
Alfa Laval AB	64,250	577,059
Swedish Match	70,200	1,010,106
TOTAL SWEDEN – (Cost $1,449,047)		1,587,165
SWITZERLAND – 3.1%
Sonova Holding AG	13,979	915,521
TOTAL SWITZERLAND – (Cost $981,594)		915,521
UNITED KINGDOM – 29.7%
Aggreko PLC	98,653	843,546
AMEC PLC	92,113	847,583
Autonomy Corp. PLC*	31,151	659,451
Cobham PLC	296,759	774,853
Dana Petroleum PLC*	31,065	579,045
Game Group PLC	257,347	754,750
IG Group Holdings PLC	261,490	852,004
Intertek Group PLC	49,652	749,951
Kazakhmys PLC	126,994	1,005,096
Royal Bank of Scotland Group PLC*	872,838	539,735
Tullett Prebon PLC	260,296	1,029,096
TOTAL UNITED KINGDOM – (Cost $7,496,264)		8,635,110
UNITED STATES – 1.7%
Aegean Marine Petroleum Network Inc	31,900	483,285
TOTAL UNITED STATES – (Cost $499,572)		483,285
TOTAL COMMON STOCKS – (Cost $27,355,337)		27,961,603

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2009

	Principal Amount	US$ Value
SHORT-TERM INVESTMENTS – 4.6%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 05/01/2009 (a)	$1,342,000	$1,342,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $1,342,000)		1,342,000
TOTAL INVESTMENTS – (Cost $28,697,337) – 100.9%		29,303,603
OTHER ASSETS LESS LIABILITIES – (0.9)%		(265,320)
NET ASSETS – 100.0%		$29,038,283

Notes to Schedule of Investments:

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Aerospace & Defense 6.3%, Banks 5.0%, Commercial Services 8.3%, Computer Services 3.9%, Cosmetics & Toiletries 3.6%, Drugs & Health Care 2.5%, Electric Utilities 6.1%, Engineering 3.0%, Finance 6.4%, Hotels & Restaurants 3.1%, Industrial Machinery 7.6%, Insurance 3.7%, Medical Products 6.1%, Medical Services 2.3%, Mining 3.5%, Oil & Gas 4.9%, Retail 2.6%, Retail Grocery 2.4%, Software 5.2%, Tobacco 3.5%, Transport Services 2.0%, Transportation 1.7%, and Utilities 2.6%.

*  Non-income producing security.

(a)  Repurchase agreement, dated 04/30/2009, due 05/01/2009 with repurchase proceeds of $1,342,000 is collateralized by Federal Home Loan Mortgage Corporation, 1.27% due 04/01/2011 with a market value of $1,371,713.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS & LIABILITIES
APRIL 30, 2009

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Pan European Select Fund
ASSETS
Investments in securities, at value	$62,798,577	$210,818,749	$27,961,603
Repurchase agreement	107,000	2,245,000	1,342,000
Cash	948	163	330
Foreign currency, at value	118,307	86,180	–
Unrealized appreciation on spot contracts	221	–	–
Receivable for investments sold	324,835	3,610,753	218,209
Dividends and interest receivable	186,675	1,721,345	78,938
Foreign tax reclaims receivable	150,025	19,641	67,756
Prepaid expenses	4,451	23,952	3,633
TOTAL ASSETS	63,691,039	218,525,783	29,672,469
LIABILITIES
Unrealized depreciation on spot contracts	–	28,991	1,894
Payable for investments purchased	408,574	3,443,660	552,875
Management fee payable	35,018	136,418	16,694
Administration fee payable	4,951	12,550	4,389
Accrued expenses and other liabilities	62,707	122,326	58,334
TOTAL LIABILITIES	511,250	3,743,945	634,186
TOTAL NET ASSETS	$63,179,789	$214,781,838	$29,038,283
COMPOSITION OF NET ASSETS
Paid-in capital	$120,444,430	$326,628,933	$83,017,522
Undistributed net investment income	420,226	1,851,314	(17,417)
Accumulated net realized loss on investments and foreign currency transactions	(46,932,127)	(100,271,709)	(54,564,900)
Net unrealized appreciation (depreciation) on investments and foreign currency	(10,752,740)	(13,426,700)	603,078
TOTAL NET ASSETS	$63,179,789	$214,781,838	$29,038,283
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	8,460,740	65,448,101	6,819,827
NET ASSET VALUE PER SHARE	$7.47	$3.28	$4.26
Identified cost of investments:
Unaffiliated issuers	$73,672,380	$226,510,621	$28,697,337
Cost of foreign currency	$118,315	$86,593	$–

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2009

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Pan European Select Fund
INVESTMENT INCOME
Interest income	$7,729	$52,935	$4,887
Dividend income	2,725,020	12,346,433	3,459,779
Foreign taxes withheld	(270,663)	(1,048,370)	(208,556)
Income from securities lending, net	62,450	97,952	111,882
TOTAL INVESTMENT INCOME	2,524,536	11,448,950	3,367,992
EXPENSES
Management fees	522,685	2,364,063	543,929
Custodian fees	146,664	548,805	131,165
Administration fees	46,260	162,834	36,331
Audit fees	49,388	50,388	44,810
Legal fees	31,020	121,531	29,467
Transfer agent fees	6,121	6,545	6,256
Trustees fees	12,114	57,643	13,778
Stock Dividend Tax	–	28,370	–
Miscellaneous expenses	39,021	96,722	35,993
TOTAL EXPENSES	853,273	3,436,901	841,729
Expense reimbursed by Investment Manager	–	–	(84,385)
Net Expenses	853,273	3,436,901	757,344
NET INVESTMENT INCOME	1,671,263	8,012,049	2,610,648
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments	(33,540,011)	(100,222,922)	(53,710,789)
Net realized gain (loss) on foreign currency transactions	7,608	(582,393)	(85,728)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,539,844)	(122,134,637)	(12,740,396)
Foreign currency	(6,242)	10,384	(9,018)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(50,078,489)	(222,929,568)	(66,545,931)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(48,407,226)	$(214,917,519)	$(63,935,283)

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
NET ASSETS, beginning of year	$101,516,485	$29,118,526	$470,285,917	$522,330,052
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	1,671,263	761,742	8,012,049	3,452,412
Net realized gain (loss)	(33,532,403)	(1,095,504)	(100,805,315)	157,658,602
Net Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(16,546,086)	325,478	(122,124,253)	(70,305,043)
Net increase (decrease) in net assets from operations	(48,407,226)	(8,284)	(214,917,519)	90,805,971
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,768,278)	(47,769)	(5,973,131)	(2,237,447)
Net realized gains	–	(1,876,106)	(74,548,822)	(143,139,128)
Total distributions	(1,768,278)	(1,923,875)	(80,521,953)	(145,376,575)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,020,498	73,691,685	25,381,193	43,995,083
Reinvestment of distributions to shareholders	1,768,278	1,923,875	79,636,872	145,063,926
Cost of shares repurchased	(8,949,968)	(1,285,442)	(65,082,672)	(186,532,540)
Total increase (decrease) in net assets from capital share transactions	11,838,808	74,330,118	39,935,393	2,526,469
NET INCREASE (DECREASE) IN NET ASSETS	(38,336,696)	72,397,959	(255,504,079)	(52,044,135)
NET ASSETS, end of year	$63,179,789	$101,516,485	$214,781,838	$470,285,917
Undistributed net investment income	$420,226	$509,633	$1,851,314	$394,284
OTHER INFORMATION:
Capital share transactions:
Shares sold	1,704,676	5,285,426	5,533,771	4,173,341
Shares issued in reinvestment of distributions to shareholders	230,846	130,167	27,651,692	14,083,877
Shares repurchased	(836,287)	(95,472)	(17,868,287)	(15,843,947)
Net share transactions	1,099,235	5,320,121	15,317,176	2,413,271

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Pan European Select Fund
	Year Ended April 30, 2009	Year Ended April 30, 2008
NET ASSETS, beginning of year	$98,784,943	$167,992,389
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	2,610,648	1,775,495
Net realized gain (loss)	(53,796,517)	35,102,084
Net Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(12,749,414)	(48,440,712)
Net increase (decrease) in net assets from operations	(63,935,283)	(11,563,133)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,759,091)	(1,682,325)
Net realized gains	(2,446,515)	(43,508,354)
Total distributions	(5,205,606)	(45,190,679)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,197,910	16,903,822
Reinvestment of distributions to shareholders	5,104,404	45,121,963
Cost of shares repurchased	(29,908,085)	(74,479,419)
Total increase (decrease) in net assets from capital share transactions	(605,771)	(12,453,634)
NET INCREASE (DECREASE) IN NET ASSETS	(69,746,660)	(69,207,446)
NET ASSETS, end of year	$29,038,283	$98,784,943
Undistributed net investment income	$(17,417)	$216,760
OTHER INFORMATION:
Capital share transactions:
Shares sold	2,489,931	1,255,824
Shares issued in reinvestment of distributions to shareholders	1,195,411	3,741,456
Shares repurchased	(5,791,157)	(4,135,469)
Net share transactions	(2,105,815)	861,811

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)	Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.790	$14.260	$12.310	$11.020	$10.450
Net investment income	0.208	0.166	0.088	0.071	0.119
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.315)	(0.242)	1.905	4.600	0.779
Total from investment operations	(6.107)	(0.076)	1.993	4.671	0.898
Less distributions:
Net investment income	(0.213)	(0.010)	(0.043)	(1.991)	(0.184)
Net realized gains	–	(0.384)	–	(1.391)	(0.144)
Total distributions	(0.213)	(0.394)	(0.043)	(3.381)	(0.328)
Net asset value, end of year	$7.470	$13.790	$14.260	$12.310	$11.020
TOTAL INVESTMENT RETURN (1)	(44.33)%	(0.72)%	16.22%	48.23%	8.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$63,179,789	$101,516,485	$29,118,526	$25,347,676	$29,858,561
Operating gross expenses to average net assets	1.14%	1.13%	1.70%	1.79%	1.38%
Operating net expenses to average net assets	1.14%	1.17%	1.61%	1.79%	1.38%
Net investment income to average net assets	2.24%	1.16%	0.70%	0.61%	1.09%
Portfolio turnover rate	97%	77%	106%	81%	103%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)		Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$9.380	$10.950		$11.050	$7.830	$8.240
Net investment income	0.139	0.079	(4)	0.090	0.149	0.104
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(4.625)	2.322		1.771 (3)	5.347	1.487
Total from investment operations	(4.486)	2.401		1.861	5.496	1.591
Less distributions:
Net investment income	(0.120)	(0.061)		(0.087)	(0.167)	(0.118)
Net realized gains	(1.494)	(3.910)		(1.874)	(2.109)	(1.883)
Total distributions	(1.614)	(3.971)		(1.961)	(2.276)	(2.001)
Net asset value, end of year	$3.280	$9.380		$10.950	$11.050	$7.830
TOTAL INVESTMENT RETURN (1)	(45.43)%	18.69	%(4)	18.30%	77.13%	18.41%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$214,781,838	$470,285,917		$522,330,052	$491,169,979	$312,918,246
Operating gross expenses to average net assets	1.16%	1.10%		1.11%	1.13%	1.16%
Operating net expenses to average net assets	1.16%	1.10%		1.11%	1.13%	1.16%
Net investment income to average net assets	2.70%	0.69%		0.85%	1.56%	1.25%
Portfolio turnover rate	103%	63%		67%	102%	93%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Includes a non-recurring gain from Martin Currie recorded as a result of an incorrectly executed trade. The non-recurring gain resulted in an increase in net realized and unrealized gain (loss) on investments and foreign currency transactions of $0.013 per share. Excluding this non-recurring gain, total investment return would have been 0.12% lower.

(4)  Includes investment income from Martin Currie as a result of a reimbursement of overdraft fees. Excluding this investment income would have no effect on net investment income or total investment return.

See Notes to Financial Statements.

MCBT PAN EUROPEAN SELECT FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)		Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)		Year Ended April 30, 2005 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.070	$20.830		$19.570	$15.060		$15.060
Net investment income	0.284	0.239	(4)	0.384	0.191	(3)	0.072
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.464)	(1.532)		6.018	8.222		2.400
Total from investment operations	(6.180)	(1.293)		6.402	8.413		2.472
Less distributions:
Net investment income	(0.334)	(0.315)		(0.351)	(0.262)		(0.049)
Net realized gains	(0.296)	(8.152)		(4.791)	(3.641)		(2.423)
Total distributions	(0.630)	(8.467)		(5.142)	(3.903)		(2.472)
Net asset value, end of year	$4.260	$11.070		$20.830	$19.570		$15.060
TOTAL INVESTMENT RETURN (1)	(55.84)%	(9.54	)%(4)	36.46%	64.64%		16.07%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$29,038,083	$98,784,943		$167,992,389	$114,826,430		$93,954,059
Operating gross expenses to average net assets	1.37%	1.29%		1.32%	1.30%		1.37%
Operating net expenses to average net assets	1.23%	1.29%		1.32%	1.30%		1.37%
Net investment income to average net assets	4.25%	1.47%		1.94%	1.12	%(3)	0.47%
Portfolio turnover rate	218%	91%		55%	104%		119%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Net investment income per share and the net investment income to average net assets ratio includes non-recurring dividend income amounting to $0.108 and 0.63% respectively.

(4)  Includes investment income from Martin Currie as a result of a reimbursement of overdraft fees. Excluding this investment income would have no effect on net investment income or total investment return.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers three funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), and MCBT Pan European Select Fund (the "Pan European Select Fund") (each a "Fund" and collectively, the "Funds"). The Opportunistic EAFE Fund, the Global Emerging Markets Fund, and the Pan European Select Fund commenced investment operations on July 1, 1994, February 14, 1997, and June 6, 2002, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable, or for which available quotations are not deemed by the investment manager to be representative of market value, and security affected by significant events that occurred after the close of the relevant market but prior to the close of markets in the United States of America are valued at fair value as determined in good faith by the Trustees of the Trust ("Trustees"), or by persons acting pursuant to procedures established by the Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. By its nature, a fair value price is an estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount. For purposes of determining whether fair valuation is appropriate, "significant events" may include events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). At April 30, 2009, there were no fair valued securities held by the Funds.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

Securities Lending - The Funds may lend any of their securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Funds or the Investment Manager

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

specifically identify as not being available. By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the accounts of the Funds. Risks of delay in recovery of the securities or even loss of rights in non-cash collateral may occur should the borrower of the securities fail financially, as well as risks of loss from the investment of cash collateral (which may be increased at time of high market volatility). Risks may also arise to the extent that the value of non-cash collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. At the time of lending, collateral received must generally equal or exceed 102% of the current market value of the loaned securities with respect to fixed income and US dollar denominated equity securities and 105% of the current market value of the loaned securities with respect to other securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is split between the Agent and the Fund.

The Funds' securities lending program commenced on April 28, 2008. In November 2008, the Funds suspended securities lending activities indefinitely, and as of April 30, 2009, have not resumed securities lending activities.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income - Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as the Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forwards").

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts - A Forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

closed. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the US dollar value of portfolio securities denominated in a foreign currency. At April 30, 2009, none of the Funds had open Forwards.

Although Forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Equity Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities. At April 30, 2009, the Funds did not hold any equity-linked securities.

Restricted Securities - The Funds may invest in restricted securities. Restricted securities include any security that is designated as a security issued pursuant to Rule 144A or commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. Many restricted securities are illiquid, but may be deemed to be liquid by the Investment Manager pursuant to the Trust's policy regarding liquidity. The Funds do not have the right to demand that such securities be registered. At April 30, 2009, no restricted securities were held by the Funds.

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Manager believes the likelihood of such a liability is remote.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder formally elects to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies ("PFICs"), foreign currency transactions, losses deferred due to wash sales, post October 31 losses and capital loss carryforwards. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Accordingly, at April 30, 2009, reclassifications were recorded as follows:

	Opportunistic EAFE Fund	Global Emerging Markets Fund	Pan European Select Fund
Increase (decrease) paid-in-capital	$0	$0	$0
Increase (decrease) undistributed net investment income	7,608	(581,888)	(85,734)
Increase (decrease) accumulated net realized gain (loss)	(7,608)	581,888	85,734

The components of distributable earnings (accumulated losses) at April 30, 2009 on a tax basis and the tax character of distributions during fiscal 2009 and 2008 were as follows:

			2009		2008
Fund	Tax Basis Undistributed Net Investment Income	Tax Basis Undistributed Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$420,508	$–	$1,768,278	$–	$47,771	$1,876,104
Global Emerging Markets Fund	1,815,379	–	14,295,335	66,226,618	25,921,597	119,454,978
Pan European Select Fund	–	–	2,759,097	2,446,509	5,893,874	39,296,805

Income Taxes - Each Fund of the Trust is treated as a separate entity for US federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2009, the following Funds had realized capital loss carry-forwards, for US federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2010	Expiring April 30, 2011	Expiring April 30, 2012	Expiring April 30, 2017
Opportunistic EAFE Fund	$7,124,922	$3,069,185	$288,029	$14,547,943
Global Emerging Markets Fund	–	–	–	41,333,989
Pan European Select Fund	–	–	–	29,407,243

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

As of April 30, 2009, the Funds elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

Fund	Post October Capital Loss	Post October Currency Loss
Opportunistic EAFE Fund	$20,806,207	$–
Global Emerging Markets Fund	44,128,091	–
Pan European Select Fund	24,701,987	19,311

In accordance with Securities and Exchange Commission guidance, the Funds implemented the provisions of FIN 48 on April 30, 2008. The Funds have reviewed the tax positions for the open tax period as of April 30, 2009 and the three open tax years of April 30, 2006 through April 30, 2008 and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an advisory agreement (the "Advisory Agreement") with the Investment Manager, a wholly-owned subsidiary of Martin Currie (Holdings) Limited, for each Fund. Under each Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to the Fund, for which the Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	0.80%
Pan European Select Fund	0.75%*

*  Prior to September 1, 2008, the fee was 1.00%. As of April 30, 2008 the investment manager agreed to waive the management fee to which it is entitled pursuant to the investment advisory agreement between the Investment manager and the Pan European Select fund through August 31, 2008 to the extent that such fee would exceed the annual rate of 0.75% of the Fund's average monthly net assets.

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the MCBT Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying expenses fall below the Expense Limitation Level, contributions made within a rolling 5 year period will be reimbursed by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. There was no reimbursement due at April 30, 2009.

State Street serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. State Street performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.06% of its average net assets up to $125 million, 0.04% of the next $125 million, and 0.02% of those assets in excess of $250 million per Fund, subject to a $55,000 minimum fee per year per Fund, plus certain out of pocket costs. Fees are calculated on a complex-wide basis.

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or for providing personal services to Fund shareholders.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Trustees of the Trust who are not interested persons, as defined in the 1940 Act, receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the period ended April 30, 2009 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$85,263,690	$71,234,400
Global Emerging Markets Fund	300,909,145	338,010,587
Pan European Select Fund	131,269,223	133,125,630

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at April 30, 2009 were as follows:

	Identified	Gross Unrealized		Net Unrealized Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Opportunistic EAFE Fund	$74,768,219	$3,661,427	$15,524,069	$(11,862,642)
Global Emerging Markets Fund	241,320,250	19,810,803	48,067,305	(28,256,502)
Pan European Select Fund	29,153,007	2,254,160	2,103,564	150,596

The differences between the book basis and federal income tax basis cost of investments is primarily due to the deferral of realized capital losses on wash sales.

The net unrealized appreciation/depreciation on foreign currency transactions at April 30, 2009 on a federal income tax basis for each Fund was the same for financial reporting purposes.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of April 30, 2009 and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	5	87.54
Global Emerging Markets Fund	5	85.61
Pan European Select Fund	6	88.17

One or more affiliates of the Funds' investment advisor have investment discretion with respect to their clients' holdings in the Funds, which collectively represent a significant portion of the Funds' assets. Significant shareholder transactions, if any, may impact the Funds' performance.

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a US securities exchange). Investing in foreign securities involves risks not typically found in investing in US markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than US issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable US companies and US securities markets.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, impose restrictions on foreign ownership, withhold taxes on dividend or interest payments and capital gains or prohibit repatriation of assets, and may provide less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the US economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - LINE OF CREDIT

The Trust participates in an unsecured, uncommitted line of credit agreement with State Street expiring October 31, 2009. Under the terms of the agreement, each Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act, amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual commitment fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then prevailing Federal Funds rate plus 0.75%, which is borne by each respective borrowing Fund. During the period ended April 30, 2009, there were no outstanding borrowings or allocated fees.

NOTE H - TRANSACTIONS WITH AFFILIATED PERSONS

Under the 1940 Act, "affiliated persons" include companies (a) in which a Fund (or an affiliated person of the Fund) has direct or indirect ownership of, control of or voting power over 5% or more of the outstanding voting securities or (b) that a Fund (or an affiliated person of the Fund) has control of, or is controlled by, or with which the Fund is under common control. Transactions with such affiliated persons are conducted in accordance with the requirements of Rule 17a-7 under the 1940 Act. During the year ended April 30, 2009, the Funds did not engage in any such transactions.

NOTE I - NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective May 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 - Valuations based on quoted prices for identical securities in active markets

•  Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly

•  Level 3 - Valuations based on inputs that are unobservable and significant to the fair value measurement

The valuation techniques used by the Fund to measure fair value during the twelve months ended April 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing model, option adjusted spread pricing and estimations of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments carried at value:

Opportunistic EAFE Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$62,798,577	$–
Level 2 - Other Significant Observable Inputs	107,000	–
Level 3 - Significant Unobservable Inputs	–	–
Total	$62,905,577	$–

Global Emerging Markets Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$210,818,749	$–
Level 2 - Other Significant Observable Inputs	2,245,000	–
Level 3 - Significant Unobservable Inputs	–	–
Total	$213,063,749	$–

Pan European Select Fund

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$27,961,603	$–
Level 2 - Other Significant Observable Inputs	1,342,000	–
Level 3 - Significant Unobservable Inputs	–	–
Total	$29,303,603	$–

*  Other financial instruments include futures, forwards, spot contracts and swap contracts, none of which were outstanding as of April  30, 2009.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Trustees of the Martin Currie Business Trust and Shareholders of the
Opportunistic EAFE Fund
Global Emerging Markets Fund
Pan European Select Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Opportunistic EAFE Fund, Global Emerging Markets Fund, and Pan European Select Fund, each a Fund of the Martin Currie Business Trust (the "Trust") as of April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 10, 2009

MCBT OPPORTUNISTIC EAFE FUND

OTHER INFORMATION (Unaudited)

ADDITIONAL FEDERAL TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended April 30, 2009.

Foreign Taxes

The Funds designate as income received from foreign sources and taxes paid to foreign countries the following amounts:

Fund	Foreign Source Income	Foreign Taxes Paid
Opportunistic EAFE Fund	$2,725,020	$270,663
Global Emerging Markets Fund	12,346,433	1,076,740
Pan European Select Fund	3,459,779	208,556

Capital Gain Dividends

Pursuant to section 852(b)(3)(C) of the Code, the Funds hereby designate as capital gain dividends with respect to the fiscal year ended 4/30/09, the amounts listed below, or, if subsequently determined to be different, the net capital gain for such year:

Fund	Long Term Capital Gain Distribution Amount
Opportunistic EAFE Fund	$0
Global Emerging Markets Fund	66,226,618
Pan European Select Fund	2,446,509

Qualified Dividend Income

Pursuant to section 854(b)(2) of the Code, for the fiscal year ended April 30, 2009, each of the Funds designates the maximum amount allowable of its distributions as "qualified dividend income" eligible for reduced tax rates.

This is for informational purposes only. Final information will be or has been provided in your Form 1099-DIV.

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on page 10 of the Trust's Statement of Additional Information dated August 29, 2008, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on the website of the Securities and Exchange Commission at http://www.sec.gov.

MCBT OPPORTUNISTIC EAFE FUND

OTHER INFORMATION (Unaudited)

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement by the Investment Manager. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Expenses Paid During Period* November 1, 2008 through April 30, 2009
Actual
Opportunistic EAFE Fund	$1,000.00	$556.70	$4.67
Global Emerging Markets Fund	1,000.00	545.70	4.52
Pan European Select Fund	1,000.00	441.60	5.43
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,018.79	$6.06
Global Emerging Markets Fund	1,000.00	1,018.94	5.91
Pan European Select Fund	1,000.00	1,017.26	7.60

*  Expenses are equal to the Funds' annualized expense ratio of 1.21%, 1.18% and 1.52% for Opportunistic EAFE Fund, Global Emerging Markets Fund and Pan European Select Fund, respectively, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge, upon request, by calling collect 1-212-258-1900.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Timothy J.D. Hall 47	Trustee and President	2000	3	Director of Martin Currie (Holdings) Ltd.; Member of the main board of Martin Currie (Holdings) Ltd. (ultimate parent company); Director and Vice President of Martin Currie Inc. (investment adviser); Chairman of the Martin Currie pension fund; Director of the following companies: Martin Currie Investment Management Ltd. (investment adviser), Martin Currie Management Ltd., (investment management), Martin Currie Trustees Ltd., (trustee company), Martin Currie Ltd., Martin Currie Global Investors Ltd. (non-trading), Moorgate Investment Management Ltd., Designated Member of MarView Investment Partnership LLP (non-trading) Trustee of Martin Currie Charitable Foundation.	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Simon D. Eccles 74	Trustee	1994	3	Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Director of 10/10 Digital Ltd. (consultancy).	None

Patrick R. Wilmerding 65	Trustee	1994	3	Self-employed investment manager; Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm) and Division Executive of The First National Bank of Boston (bank).	None

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (1)
Ralph M. Campbell 40	Vice President and Treasurer	2005	Director of Martin Currie (Holdings) Ltd.; Member of the main board of Martin Currie (Holdings) Ltd. (ultimate parent company); Director and Vice-President of Martin Currie Inc.; Director of Martin Currie Investment Management Ltd.; Director of Martin Currie Trustees Ltd.; Director of Martin Currie Services Ltd.; Director of Martin Currie Management Ltd.; President and Director of Martin Currie (Bermuda) Ltd.; Director of Moorgate Investment Management Ltd.; Director of Western Canada Investment Company Ltd. Formerly: Director of Finance of GE Capital Auto Financing , Prudential Portfolio Management (UK) Ltd

Jacqui Hughes 36	Vice President, Chief Compliance Officer and Clerk	2006	Compliance officer for the group of companies owned by Martin Currie (Holdings) Ltd; Director of Martin Currie Investment Management Ltd. and Martin Currie Inc.

(1)  Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.

(2)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Timothy J.D. Hall, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Jacqui Hughes, Vice President, Chief Compliance Officer and Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie, Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland

011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the Securities and Exchange Commission

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust (the "Trust" may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act."). Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

(a)                       As of April 30, 2009, the registrant has adopted a code ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)                      Not applicable.

(c)                       The registrant did not amend the substance of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)                      The registrant did not grant a waiver (including an implicit waiver) from a provision of its Code of Ethics during the period.

(e)                       Not applicable.

(f)                         The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant oversees the accounting and financial reporting of the registrant and the audits of the financial statements of the registrant.  The Trustees of the registrant who are “independent,” as such term is defined in Item 3(a)(2) of this Form N-CSR (the “Independent Trustees”), review the arrangements for and the results of the annual audit and discuss with the registrant’s independent auditors matters relating to the registrant’s financial statements.  The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined by the Securities and Exchange Commission (the “Commission”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002).  The registrant’s Board believes that the Independent Trustees collectively possess the knowledge and experience necessary to execute the Board’s audit oversight functions and duties.  In reaching this conclusion, the Board considered the knowledge and experience of each of the Independent Trustees, including their service on the Board since 1994, and the institutional nature of the registrant (shares of which may be sold only in private transactions to “accredited investors”).

Item 4. Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year
Ended 4/30	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2008	$122,500	$0	$39,950	$0
2009	$126,175	$0	$20,850	$3,825

Audit Fees shown above represent fees and expenses for services provided for the fiscal year indicated (and not the fees and expenses billed during such year).

Tax Fees represent fees and expenses for services rendered to the registrant for tax return review and signing and review of required income and capital gains distribution calculations.  The amounts shown above represent fees and expenses billed during the fiscal year indicated above.

Other Fees stated above consist of fees billed for independence verification procedures performed in June 2009 in connection with the audit for the 2008-2009 fiscal year.

(e)(1) The registrant’s Board of Trustees has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Board pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Board who is an Independent Trustee is authorized to pre-approve a proposed engagement that arises between regularly scheduled Board meetings and that needs to commence prior to the next regularly scheduled meeting. Such Independent Trustee must report to the full Board at its next regularly scheduled meeting on the pre-approval decision.  The pre-approval procedures also provide that certain specific types of engagements in amounts less than $10,000 are pre-approved without further action of the Board.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees

2008	$39,950
2009	$24,675

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to the registrant.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Timothy J.D. Hall
Name: Timothy J.D. Hall
Title: President
Date: July 23, 2009

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 23, 2009	By:	/s/ Timothy J.D. Hall
	Name:	Timothy J.D. Hall
	Title:	President

Date: July 23, 2009	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(1)	Code of Ethics.
12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.
12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.